In-process Revenue Contracts	6 Months Ended
Jun. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
In-process Revenue Contracts
In-process Revenue Contracts
In August 2015, the Company agreed to acquire 12 modern Suezmax tankers from Principal Maritime. As part of the Company’s acquisition of these vessels, the Company assumed three time-charter contracts with terms that were less favorable than the then prevailing market terms. As at December 31, 2015, the Company had a liability based on the estimated fair value of the contracts. The Company amortized this liability over the remaining term of the contracts, which expired in the first quarter of 2016.

Amortization of in-process revenue contracts for the three and six months ended June 30, 2016 was $nil and $1.2 million, respectively which is included in other revenues (see note 16) on the consolidated statements of income. As at June 30, 2016, the contracts have been fully amortized.